UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – March 7, 2012

Farmers Capital Bank Corporation
(Exact name of registrant as specified in its charter)

Kentucky	0-14412	61-1017851
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 309 Frankfort, KY	40602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 227-1668

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	Changes in Registrant’s Certifying Accountant

On September 14, 2011, the Audit Committee of Farmers Capital Bank Corporation (the "Company") dismissed Crowe Horwath LLP (“Crowe”) as its independent registered accounting firm.  Crowe’s service terminated upon the issuance of its audit report on the Company’s consolidated financial statements filed on Form 10-K on March 7, 2012 for the Company’s fiscal years ended December 31, 2011 and 2010.

In connection with the audits of the three fiscal years for the period ended December 31, 2011, there have been no disagreements with Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Crowe would have caused Crowe to make reference to the subject matter of the disagreements in connection with its reports.   Crowe’s audit reports on the consolidated financial statements of the Company as of and for the years ended December 31, 2011,  2010, and 2009 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company’s fiscal years ended December 31, 2011, 2010 or 2009 or through March 6, 2012.

The dismissal of Crowe as the Company’s independent registered accounting firm was a result of a competitive bidding process involving several accounting firms.

On September 14, 2011, the Audit Committee engaged BKD LLP (“BKD”) as its new independent registered accounting firm effective upon the Company’s filing of its 2011 Form 10-K.  During the two most recent fiscal years ended December 31, 2011 and through the date of this Form 8-K neither the Company, nor anyone on its behalf, consulted BKD regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements,  and either a written report was provided to the Company or oral advice was provided that BKD concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The Company has requested that Crowe furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether it agrees with the above statements.  A copy of Crowe’s letter to the SEC dated March 7, 2012 is attached as an exhibit to this report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(D)           Exhibits

Exhibit 16 – Letter of Crowe Horwath LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers Capital Bank Corporation

Date: March 7, 2012	/s/ Lloyd C. Hillard, Jr.
Lloyd C. Hillard, Jr.
President and Chief Executive Officer

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